Q4 2018 earnings release January 22, 2019 Exhibit 99.2

disclaimer Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our acquisitions of First Bancorp of Durango, Inc., Southern Colorado Corp., the operating assets of Interstate Capital Corporation and certain of its affiliates, Valley Bancorp, Inc., and nine branches from Independent Bank in Colorado) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 13, 2018. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of December 31, 2018. PAGE company OVERVIEW PAGE Triumph Bancorp, Inc. (NASDAQ: TBK) (“Triumph”) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com Community Banking Full suite of deposit products and services focused on growing core deposits Focused on business lending including CRE Limited consumer lending and single-family mortgage origination Differentiated Model Focus on core deposit funding as well as commercial finance produces top decile net interest margins Multiple product types and broad geographic footprint creates a more diverse business model than other banks our size Executive team and business unit leaders have deep experience in much larger financial institutions Commercial Finance Factoring, asset based lending, equipment finance, and premium finance We focus on what we know: executives leading these platforms all have decades of experience in their respective markets Credit risk is well diversified across industries, product type, and geography

PLATFORM OVERVIEW - LENDING PAGE 24% Texas Geographic Lending Concentrations1 as of December 31, 2018 1 Excludes factored receivables 27% Colorado 1% Kansas 7% Iowa 15% Illinois 5% New Mexico

PLATFORM OVERVIEW – branch network PAGE Western division 30 branches in Colorado 2 branches in western Kansas MIDwest division 10 branches in the Quad Cities metroplex 8 branches throughout northern and central Illinois Dallas Corporate Headquarters 1 branch (Primarily CDs) Currently constructing a full service branch Mountain division 7 branches in Colorado 3 branches in New Mexico

LOAN PORTFOLIO DETAIL PAGE Community Banking Commercial Finance Loans Held for Investment Chart data labels – dollars in millions 43100 43190 43281 43373 43465 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q3 2018 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Community Banking 1,913.336 1,937.463 1,989.508 2,228.6370000000002 2,352.404 Asset based lending (Healthcare) 79.668000000000006 78.207999999999998 68.605999999999995 67.888999999999996 0 Equipment 254.119 260.50200000000001 290.31400000000002 323.83199999999999 352.03699999999998 0.28023068840348975 Commercial Finance: Asset based lending (General) 213.471 230.31399999999999 261.41199999999998 273.096 214.11 0.17043717760937402 Premium Finance 55.52 48.561 51.415999999999997 75.293000000000006 72.302000000000007 5.7554288989365092E-2 Factored receivables 374.41 397.14499999999998 603.81200000000001 611.28499999999997 617.79100000000005 0.49177784499777116 Q3 2018 Commercial Finance Products $1,256.24 Community Banking $2,352.404 Real Estate & Farmland $1,532.396 Commercial Real Estate $992.08 Commercial $476.52200000000005 Construction, Land Development, Land $179.59100000000001 Consumer $29.821999999999999 1-4 Family Residential Properties $190.185 Mortgage Warehouse $313.66399999999999 Farmland $170.54 Commercial $476.52200000000005 Consumer $29.821999999999999 Community Banking Mortgage Warehouse $313.66399999999999 Agriculture 142.9 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $992.1 Construction, Land & Development $179.6 1-4 Family Residential $190.2 Farmland $170.5 COMMERCIAL Agriculture $142.9 General $333.6 CONSUMER $29.8 MORTGAGE WAREHOUSE $313.7 FACTORED RECEIVABLES $2,352.4 Triumph Business Capital $588.79999999999995 Triumph Commercial Finance $29 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $352 ASSET BASED LENDING $214.1 PREMIUM FINANCE $72.3 $1,256.1999999999998 43100 43190 43281 43373 43465 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q3 2018 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Community Banking 1,913.336 1,937.463 1,989.508 2,228.6370000000002 2,352.404 Asset based lending (Healthcare) 79.668000000000006 78.207999999999998 68.605999999999995 67.888999999999996 0 Equipment 254.119 260.50200000000001 290.31400000000002 323.83199999999999 352.03699999999998 0.28023068840348975 Commercial Finance: Asset based lending (General) 213.471 230.31399999999999 261.41199999999998 273.096 214.11 0.17043717760937402 Premium Finance 55.52 48.561 51.415999999999997 75.293000000000006 72.302000000000007 5.7554288989365092E-2 Factored receivables 374.41 397.14499999999998 603.81200000000001 611.28499999999997 617.79100000000005 0.49177784499777116 Q3 2018 Commercial Finance Products $1,256.24 Community Banking $2,352.404 Real Estate & Farmland $1,532.396 Commercial Real Estate $992.08 Commercial $476.52200000000005 Construction, Land Development, Land $179.59100000000001 Consumer $29.821999999999999 1-4 Family Residential Properties $190.185 Mortgage Warehouse $313.66399999999999 Farmland $170.54 Commercial $476.52200000000005 Consumer $29.821999999999999 Community Banking Mortgage Warehouse $313.66399999999999 Agriculture 142.9 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $992.1 Construction, Land & Development $179.6 1-4 Family Residential $190.2 Farmland $170.5 COMMERCIAL Agriculture $142.9 General $333.6 CONSUMER $29.8 MORTGAGE WAREHOUSE $313.7 FACTORED RECEIVABLES $2,352.4 Triumph Business Capital $588.79999999999995 Triumph Commercial Finance $29 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $352 ASSET BASED LENDING $214.1 PREMIUM FINANCE $72.3 $1,256.1999999999998

Return on Average Assets (“ROAA”) 1.60% Goal: > 1.80% Net Overhead Ratio Net Interest Income to Average Assets Credit Costs Pre-Provision Net Revenue Taxes 5.73% 3.55% 2.18% Goal > 2.70% 0.17% Goal: < 0.30% 0.41% Goal: ~0.50% Long term performance goals vs Actual Q4 PAGE Annualized performance metrics presented are for the three months ended December 31, 2018. Reconciliations of these financial measures can be found at the end of the presentation. Goal = 5.50 - 6.00% Goal = 2.80 - 3.30%

INVESTMENT CONSIDERATIONS PAGE Coverage Analysts: Matthew Olney – Stephens, Inc. Brad Milsaps – Sandler O’Neill & Partners Brady Gailey – Keefe, Bruyette & Woods, a Stifel Company Jared Shaw – Wells Fargo Securities, LLC Stephen Moss – B. Riley FBR, Inc. Brett Rabatin – Piper Jaffray & Co. Gary Tenner – D.A. Davidson & Co.

Q4 2018 HIGHLIGHTS and recent developments PAGE Diluted earnings per share of $0.67 for the quarter Total loans held for investment portfolio growth of $96.5 million Commercial real estate growth of $85.6 million Mortgage warehouse growth of $37.3 million Commercial finance loan portfolio decrease of $27.3 million, including a $59.0 million decrease in asset-based lending, partially offset by a $28.2 million increase in equipment lending $18.1 million Net income to common stockholders COMMERCIAL FINANCE LOAN GROWTH (2.1)% NIM 6.34% Net Interest Margin1 ROAA 1.60% Return on Average Assets TCE/TA 10.03% Tangible Common Equity / Tangible Assets2 1 Includes discount accretion on purchased loans of $1,411 in Q4 2018 2 Reconciliations of non-GAAP financial measures can be found at the end of the presentation loan yields and NET INTEREST MARGIN PAGE Loan yields and Net Interest Margin *Includes discount accretion on purchased loans of $1,697 in 4Q17, $1,977 in 1Q18, $3,637 in 2Q18, $1,271 in 3Q18, and $1,411 in 4Q18 (dollars in thousands) **SNL U.S. Bank $1-$5B: Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL’s coverage universe with $1B to $5B in Assets. Q4 2018 SNL data not available

TRIUMPH BUSINESS CAPITAL FACTORING PAGE Yield of 18.24% in the current quarter Average annual charge-off rate of 0.37% over the past 3 years 6,191 factoring clients at December 31, 2018 * On June 2, 2018, we acquired the transportation factoring assets of Interstate Capital Corporation and certain of its affiliates

Annual Gross Revenues (8% GDP) $750 Billion : 4 Million Trucks For-Hire $400 Billion : 2.6 Million Trucks *This data utilizes high-level estimates from multiple data sources including FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports and Triumph’s own portfolio data Triumph purchases ~10% of the available invoices from our ~$60 billion target market Contract $225 Billion 3PLs/Broker $175 Billion Fleet Size Nbr. Carriers Nbr. Trucks 1 to 5 189,200 300,000 6 to 25 32,200 350,000 26 to 100 8,400 400,000 101 to 1,000 2,500 550,000 Over 1,000 200 1,000,000 All Carriers 232,000 2,600,000 Annual Revenue Nbr. 3 PLs $ Billions Inactive 5,300 Under $1 Million 11,300 2 $1 - $10 Million 2,100 6 $10 - $100 Million 500 22 Over $100 Million 300 145 All 3 PLs 19,500 175 ~$170 Billion triumph’s transportation finance opportunity PAGE ~$60 Billion

Loan portfolio PAGE

DEPOSIT MIX AND GROWTH PAGE *Deposits totaling $601.2 million and $73.5 million were assumed in the First Bancorp of Durango, Inc. and Southern Colorado Corp. acquisitions, respectively

FINANCIAL HIGHLIGHTS PAGE Reconciliations of non-GAAP financial measures can be found at the end of the presentation Includes discount accretion on purchased loans of $1,697 in 4Q17, $1,977 in 1Q18, $3,637 in 2Q18, $1,271 in 3Q18, and $1,411 in 4Q18 (dollars in thousands) Metric adjusted to exclude material gains and expenses related to merger and acquisition-related activities, net of tax where applicable Asset quality ratios exclude loans held for sale Current quarter ratios are preliminary 43465QTD 43373QTD 43281QTD 43190QTD 43100QTD 43465 43373 43281 43190 43100 As of and For the Three Months Ended Key Metrics December 31, September 30, June 30, March 31, December 31, 2018 2018 2018 2018 2017 Performance ratios - annualized ROAA Return on average assets 1.59836644654584% .895888860348001% 1.368913918307048% 1.43488217291413% .786268711225136% ROATCE Return on average tangible common equity (ROATCE) (1) 0.16734623929529779 7.566729599617285% 9.950252430952552% 0.14748163086412747 7.328496087154611% Yield_Loans Yield on loans(2) 8.14% 8.33% 8.9% 7.65% 7.729999999999999% CostOfTotalDeposits Cost of total deposits .909444799833016% .854826457502392% .728648800964141% .676491909921952% .67167243603311% NIM Net interest margin(2) 6.340318149705548% 6.587251816912991% 6.355209121569136% 6.615380371230043% 6.16258340526653% Net_Nonint_Exp_Avg_Assets Net non-interest expense to average assets 3.550214544579229% 4.190323750768411% 3.587460180756773% 3.432773044113241% 3.645047693626371% Net_Nonint_Exp_Avg_Assets_Adj Adjusted net non-interest expense to average assets (1)(3) 3.550214544579229% 3.616676755337314% 3.46654615798428% 3.560131312614495% 3.434563871673167% Efficiency_Unadjusted Efficiency ratio 0.65521880825205669 0.721482498835187 0.6426335152399435 0.65088187279611953 0.66735544056766694 Efficiency Adjusted efficiency ratio (1)(3) 0.65521880825205669 0.63493709562202605 0.62383665258488064 0.66449018609204968 0.63345574992939546 Asset Quality(3) Nonperforming assets to total assets Non-performing assets to total assets .839492440313445% .93030749584206% 1.27793716964838% 1.467837098863146% 1.385725713361377% ALLL to total loans ALLL to total loans .764026598356613% .776050405692479% .76794280676573% .696663343754404% .66698543077269% Net charge-offs to average loans Net charge-offs to average loans 45176188551532438.451761885515324% .124316094470515% 13038804646194944.130388046461949% 46044991812014998.46044991812015% 56550519897419628.565505198974196% Capital(4) Tier 1 capital to average assets Tier 1 capital to average assets 0.110794 0.11748529030204684 0.15002799999999999 0.11227588755937876 0.117979 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.11529200000000001 0.11160782043180321 0.14676400000000001 0.11535735876901632 0.11149199999999999 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.105813 9.963598284830128% 0.133244 0.10049263549053036 9.7041% Total capital to risk-weighted assets Total capital to risk-weighted assets 0.13397700000000001 0.13048520111929465 0.16733500000000001 0.13662722385560225 0.13211899999999999 Per Share Amounts Common Book Value per share, basic Book value per share $23.621812441780939 $23.09693951782895 $22.755096533481389 $18.885720879181353 $18.349289063706372 Tangible common book value per common share Tangible book value per share (1) $16.222260677353741 $15.416442086364484 $18.2701997701135 $15.816120581282371 $15.286026662808258 EPS_Basic Basic earnings per common share $0.6781817843664586 $0.34282489208822919 $0.47778654941594234 $0.5731969840679455 $0.29495941598035236 EPS_Diluted Diluted earnings per common share $0.67030412762111169 $0.33970561035251029 $0.47064017295355659 $0.55972335628645931 $0.29303085682044722 DilutedEPS_Adj Adjusted diluted earnings per common share(1)(3) $0.67 $0.51 $0.5 $0.52 $0.34355943362214086

NON-GAAP FINANCIAL RECONCILIATION PAGE Triumph uses certain non-GAAP financial measures to provide meaningful supplemental information regarding our operational performance and to enhance investors' overall understanding of such financial performance. 43465QTD 42916QTD 42825QTD 42460QTD 42185QTD 43465YTD 43100YTD Period end date 43465 43373 43281 43190 43100 43465 43100 Quarter 4 Days in Year 365 365 365 365 365 365 365 Days in Quarter 92 92 91 90 92 365 365 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2018 2018 2018 2018 2017 2018 2017 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 $51,130 $35,446 Gain on sale of subsidiary 0 0 0 -1,071 0 -1,071 ,-20,860 Manual Adj Incremental bonus related to transaction 0 0 0 0 0 0 4,814 Transaction related costs 0 5,871 1,094 0 1,688 6,965 2,013 Tax effect of adjustments 0 -1,392 -,257 248.36490000000001 -,601 -1,401 5,153 Adjusted net income available to common stockholders $18,085 $13,454 $13,029 $11,055.3649 $7,198 $55,623 $26,566 Manual Adj Dilutive effect of convertible preferred stock 0 195 193 190 194 578 774 Adjusted net income available to common stockholders - diluted $18,085 $13,649 $13,222 $11,245.3649 $7,392 $56,201 $27,340 Diluted_Shrs Weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 25,480,513 20,000,288 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 25,480,513 20,000,288 YTD YTD Adjusted diluted earnings per common share $0.67 $0.51 $0.5 $0.52 $0.34 $2.21 $1.37 $0 $0 $2.9895522904492822E-3 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 $51,130 $35,446 AvgTangEq Average tangible common equity ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 ,429,744.59731205588 ,283,560.764185048 Return on average tangible common equity 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 7.3286930780113405E-2 0.11897764467501223 0.12500318971093055 Adjusted efficiency ratio: Net interest income $64,881 $61,782 $53,257 $47,130 $45,796 $,227,050 $,155,684 Non-interest income 6,794 6,059 4,945 5,172 3,998 22,970 40,656 Operating revenue 71,675 67,841 58,202 52,302 49,794 ,250,020 ,196,340 Manual Adj Gain on sale of subsidiary 0 0 0 -1,071 0 -1,071 ,-20,860 Adjusted operating revenue $71,675 $67,841 $58,202 $51,231 $49,794 $,248,949 $,175,480 Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 $,167,353 $,123,614 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -5,871 -1,094 0 -1,688 -6,965 -2,013 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 $,160,388 $,116,787 Adjusted efficiency ratio 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 0.63346989597140213 0.64426047102016881 0.66552883519489403 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 $,167,353 $,123,614 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -5,871 -1,094 0 -1,688 -6,965 -2,013 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 $,160,388 $,116,787 Total non-interest income $6,794 $6,059 $4,945 $5,172 $3,998 $22,970 $40,656 Gain on sale of subsidiary 0 0 0 -1,071 0 -1,071 ,-20,860 Adjusted non-interest income $6,794 $6,059 $4,945 $4,101 $3,998 $21,899 $19,796 Adjusted net non-interest expenses $40,168 $37,016 $31,364 $29,941 $27,545 $,138,489 $96,991 AvgAssets Average total assets $4,488,918 $4,060,560 $3,628,960 $3,410,883 $3,181,697 $3,900,728 $2,844,916 CHECK ROUNDING $4,488,918 $4,488,918 Adjusted net non-interest expense to average assets ratio 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 3.5503372703761964E-2 3.40927464993694E-2 Total stockholders' equity $,636,607 $,616,641 $,607,225 $,402,944 $,391,698 $,636,607 $,391,698 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference 0 -9,658 -9,658 -9,658 -9,658 0 -9,658 Total common stockholders' equity ,636,607 ,606,983 ,597,567 ,393,286 ,382,040 ,636,607 ,382,040 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 -,199,417 ,-63,778 Tangible common stockholders' equity $,437,190 $,405,141 $,479,790 $,329,363 $,318,262 $,437,190 $,318,262 Common shares outstanding, end of period Common shares outstanding 26,949,936 26,279,761 26,260,785 20,824,509 20,820,445 26,949,936 20,820,445 Tangible book value per share $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 $15.28603255117746 $16.22230197503994 $15.28603255117746 Total assets at end of period $4,559,779 $4,537,102 $3,794,631 $3,405,010 $3,499,033 $4,559,779 $3,499,033 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 -,199,417 ,-63,778 Adjusted total assets at period end $4,360,362 $4,335,260 $3,676,854 $3,341,087 $3,435,255 $4,360,362 $3,435,255 Tangible common stockholders' equity ratio 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 0.10026461105752228 9.2645815230601516E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2018 2018 2018 2018 2017 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 Gain on sale of subsidiary 0 0 0 -1,071 0 Transaction related costs 0 5,871 1,094 0 1,688 Tax effect of adjustments 0 -1,392 -,257 248.36490000000001 -,601 Adjusted net income available to common stockholders $18,085 $13,454 $13,029 $11,055.3649 $7,198 Dilutive effect of convertible preferred stock 0 195 193 190 194 Adjusted net income available to common stockholders - diluted $18,085 $13,649 $13,222 $11,245.3649 $7,392 Weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 Adjusted diluted earnings per common share $0.67 $0.51 $0.5 $0.52 $0.34 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 Average tangible common equity ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 Return on average tangible common equity 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 7.3286930780113405E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2018 2018 2018 2018 2017 Adjusted efficiency ratio: Net interest income $64,881 $61,782 $53,257 $47,130 $45,796 Non-interest income 6,794 6,059 4,945 5,172 3,998 Operating revenue 71,675 67,841 58,202 52,302 49,794 Gain on sale of subsidiary 0 0 0 -1,071 0 Adjusted operating revenue $71,675 $67,841 $58,202 $51,231 $49,794 Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 Transaction related costs 0 -5,871 -1,094 0 -1,688 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 Adjusted efficiency ratio 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 0.63346989597140213 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 Transaction related costs 0 -5,871 -1,094 0 -1,688 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 Total non-interest income $6,794 $6,059 $4,945 $5,172 $3,998 Gain on sale of subsidiary 0 0 0 -1,071 0 Adjusted non-interest income $6,794 $6,059 $4,945 $4,101 $3,998 Adjusted net non-interest expenses $40,168 $37,016 $31,364 $29,941 $27,545 Average total assets 4,488,918 4,060,560 3,628,960 3,410,883 3,181,697 Adjusted net non-interest expense to average assets ratio 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2018 2018 2018 2018 2017 Total stockholders' equity $,636,607 $,616,641 $,607,225 $,402,944 $,391,698 Preferred stock liquidation preference 0 -9,658 -9,658 -9,658 -9,658 Total common stockholders' equity ,636,607 ,606,983 ,597,567 ,393,286 ,382,040 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 Tangible common stockholders' equity $,437,190 $,405,141 $,479,790 $,329,363 $,318,262 Common shares outstanding at end of period 26,949,936 26,279,761 26,260,785 20,824,509 20,820,445 Tangible book value per share $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 $15.28603255117746 Total assets at end of period $4,559,779 $4,537,102 $3,794,631 $3,405,010 $3,499,033 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 Adjusted total assets at period end $4,360,362 $4,335,260 $3,676,854 $3,341,087 $3,435,255 Tangible common stockholders' equity ratio 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended December 31, 2018 December 31, 2018 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Loan Discount Accretion Net interest income $64,881 Provision for loan losses $1,910 Int_Inc_Discount_Loans $1,411 Average total assets 4,488,918 Average total assets 4,488,918 Int_Inc_Discount_Factored_Rec $0 Net interest income to average assets 5.7299999999999997E-2 Credit costs to average assets 1.6999999999999999E-3 Net noninterest expense to average total assets: Taxes to average total assets: Total noninterest expense $46,962 Income tax expense $4,718 Total noninterest income 6,794 Average total assets 4,488,918 Net noninterest expense $40,168 Taxes to average assets 4.0999999999999995E-3 MANUAL ADJ FOR ROUNDING Average total assets 4,488,918 Net noninterest expense to average assets ratio 3.5499999999999997E-2 Return on average total assets: Net interest income to average assets 5.73% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio -3.55% Net interest income $64,881 Pre-provision net revenue to average assets 2.18% CHANGE LABEL TO ADJUSTED WHEN THERE IS A CORE RATIO Adjusted net noninterest expense Adjusted net noninterest expense ,-40,168 Credit costs to average assets -0.17% Pre-provision net revenue $24,713 Taxes to average assets -0.41% Average total assets 4,488,918 Return on average assets 1.6E-2 Pre-provision net revenue to average assets 2.18E-2 MANUAL ADJ FOR ROUNDING 0 0 $ Amount 1.6335534541597752E-5 Discount Accretion #REF!

NON-GAAP FINANCIAL RECONCILIATION PAGE 43465QTD 42916QTD 42825QTD 42460QTD 42185QTD 43465YTD 43100YTD Period end date 43465 43373 43281 43190 43100 43465 43100 Quarter 4 Days in Year 365 365 365 365 365 365 365 Days in Quarter 92 92 91 90 92 365 365 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2018 2018 2018 2018 2017 2018 2017 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 $51,130 $35,446 Gain on sale of subsidiary 0 0 0 -1,071 0 -1,071 ,-20,860 Manual Adj Incremental bonus related to transaction 0 0 0 0 0 0 4,814 Transaction related costs 0 5,871 1,094 0 1,688 6,965 2,013 Tax effect of adjustments 0 -1,392 -,257 248.36490000000001 -,601 -1,401 5,153 Adjusted net income available to common stockholders $18,085 $13,454 $13,029 $11,055.3649 $7,198 $55,623 $26,566 Manual Adj Dilutive effect of convertible preferred stock 0 195 193 190 194 578 774 Adjusted net income available to common stockholders - diluted $18,085 $13,649 $13,222 $11,245.3649 $7,392 $56,201 $27,340 Diluted_Shrs Weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 25,480,513 20,000,288 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 25,480,513 20,000,288 YTD YTD Adjusted diluted earnings per common share $0.67 $0.51 $0.5 $0.52 $0.34 $2.21 $1.37 $0 $0 $2.9895522904492822E-3 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 $51,130 $35,446 AvgTangEq Average tangible common equity ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 ,429,744.59731205588 ,283,560.764185048 Return on average tangible common equity 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 7.3286930780113405E-2 0.11897764467501223 0.12500318971093055 Adjusted efficiency ratio: Net interest income $64,881 $61,782 $53,257 $47,130 $45,796 $,227,050 $,155,684 Non-interest income 6,794 6,059 4,945 5,172 3,998 22,970 40,656 Operating revenue 71,675 67,841 58,202 52,302 49,794 ,250,020 ,196,340 Manual Adj Gain on sale of subsidiary 0 0 0 -1,071 0 -1,071 ,-20,860 Adjusted operating revenue $71,675 $67,841 $58,202 $51,231 $49,794 $,248,949 $,175,480 Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 $,167,353 $,123,614 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -5,871 -1,094 0 -1,688 -6,965 -2,013 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 $,160,388 $,116,787 Adjusted efficiency ratio 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 0.63346989597140213 0.64426047102016881 0.66552883519489403 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 $,167,353 $,123,614 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -5,871 -1,094 0 -1,688 -6,965 -2,013 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 $,160,388 $,116,787 Total non-interest income $6,794 $6,059 $4,945 $5,172 $3,998 $22,970 $40,656 Gain on sale of subsidiary 0 0 0 -1,071 0 -1,071 ,-20,860 Adjusted non-interest income $6,794 $6,059 $4,945 $4,101 $3,998 $21,899 $19,796 Adjusted net non-interest expenses $40,168 $37,016 $31,364 $29,941 $27,545 $,138,489 $96,991 AvgAssets Average total assets $4,488,918 $4,060,560 $3,628,960 $3,410,883 $3,181,697 $3,900,728 $2,844,916 CHECK ROUNDING $4,488,918 $4,488,918 Adjusted net non-interest expense to average assets ratio 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 3.5503372703761964E-2 3.40927464993694E-2 Total stockholders' equity $,636,607 $,616,641 $,607,225 $,402,944 $,391,698 $,636,607 $,391,698 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference 0 -9,658 -9,658 -9,658 -9,658 0 -9,658 Total common stockholders' equity ,636,607 ,606,983 ,597,567 ,393,286 ,382,040 ,636,607 ,382,040 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 -,199,417 ,-63,778 Tangible common stockholders' equity $,437,190 $,405,141 $,479,790 $,329,363 $,318,262 $,437,190 $,318,262 Common shares outstanding, end of period Common shares outstanding 26,949,936 26,279,761 26,260,785 20,824,509 20,820,445 26,949,936 20,820,445 Tangible book value per share $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 $15.28603255117746 $16.22230197503994 $15.28603255117746 Total assets at end of period $4,559,779 $4,537,102 $3,794,631 $3,405,010 $3,499,033 $4,559,779 $3,499,033 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 -,199,417 ,-63,778 Adjusted total assets at period end $4,360,362 $4,335,260 $3,676,854 $3,341,087 $3,435,255 $4,360,362 $3,435,255 Tangible common stockholders' equity ratio 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 0.10026461105752228 9.2645815230601516E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2018 2018 2018 2018 2017 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 Gain on sale of subsidiary 0 0 0 -1,071 0 Incremental bonus related to transaction 0 0 0 0 0 Transaction related costs 0 5,871 1,094 0 1,688 Tax effect of adjustments 0 -1,392 -,257 248.36490000000001 -,601 Adjusted net income available to common stockholders $18,085 $13,454 $13,029 $11,055.3649 $7,198 Dilutive effect of convertible preferred stock 0 195 193 190 194 Adjusted net income available to common stockholders - diluted $18,085 $13,649 $13,222 $11,245.3649 $7,392 Weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 Adjusted diluted earnings per common share $0.67 $0.51 $0.5 $0.52 $0.34 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 Average tangible common equity ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 Return on average tangible common equity 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 7.3286930780113405E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2018 2018 2018 2018 2017 Adjusted efficiency ratio: Net interest income $64,881 $61,782 $53,257 $47,130 $45,796 Non-interest income 6,794 6,059 4,945 5,172 3,998 Operating revenue 71,675 67,841 58,202 52,302 49,794 Gain on sale of subsidiary 0 0 0 -1,071 0 Adjusted operating revenue $71,675 $67,841 $58,202 $51,231 $49,794 Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 Transaction related costs 0 -5,871 -1,094 0 -1,688 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 Adjusted efficiency ratio 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 0.63346989597140213 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 Transaction related costs 0 -5,871 -1,094 0 -1,688 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 Total non-interest income $6,794 $6,059 $4,945 $5,172 $3,998 Gain on sale of subsidiary 0 0 0 -1,071 0 Adjusted non-interest income $6,794 $6,059 $4,945 $4,101 $3,998 Adjusted net non-interest expenses $40,168 $37,016 $31,364 $29,941 $27,545 Average total assets 4,488,918 4,060,560 3,628,960 3,410,883 3,181,697 Adjusted net non-interest expense to average assets ratio 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2018 2018 2018 2018 2017 Total stockholders' equity $,636,607 $,616,641 $,607,225 $,402,944 $,391,698 Preferred stock liquidation preference 0 -9,658 -9,658 -9,658 -9,658 Total common stockholders' equity ,636,607 ,606,983 ,597,567 ,393,286 ,382,040 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 Tangible common stockholders' equity $,437,190 $,405,141 $,479,790 $,329,363 $,318,262 Common shares outstanding at end of period 26,949,936 26,279,761 26,260,785 20,824,509 20,820,445 Tangible book value per share $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 $15.28603255117746 Total assets at end of period $4,559,779 $4,537,102 $3,794,631 $3,405,010 $3,499,033 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 Adjusted total assets at period end $4,360,362 $4,335,260 $3,676,854 $3,341,087 $3,435,255 Tangible common stockholders' equity ratio 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended December 31, 2018 December 31, 2018 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Loan Discount Accretion Net interest income $64,881 Provision for loan losses $1,910 Int_Inc_Discount_Loans $1,411 Average total assets 4,488,918 Average total assets 4,488,918 Int_Inc_Discount_Factored_Rec $0 Net interest income to average assets 5.7299999999999997E-2 Credit costs to average assets 1.6999999999999999E-3 Net noninterest expense to average total assets: Taxes to average total assets: Total noninterest expense $46,962 Income tax expense $4,718 Transaction related costs 0 Tax effect of adjustments 0 Adjusted noninterest expense 46,962 Adjusted tax expense 4,718 Total noninterest income 6,794 Average total assets 4,488,918 Net noninterest expense $40,168 Taxes to average assets 4.0999999999999995E-3 Average total assets 4,488,918 Net noninterest expense to average assets ratio 3.5499999999999997E-2 Return on average total assets: Net interest income to average assets 5.73% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio -3.55% Net interest income $64,881 Pre-provision net revenue to average assets 2.18% Adjusted net noninterest expense ,-40,168 Credit costs to average assets -0.17% Pre-provision net revenue $24,713 Taxes to average assets -0.41% Average total assets 4,488,918 Return on average assets 1.6E-2 Pre-provision net revenue to average assets 2.18E-2 MANUAL ADJ FOR ROUNDING 0 0 $ Amount 1.6335534541597752E-5 Discount Accretion #REF!

NON-GAAP FINANCIAL RECONCILIATION PAGE 43465QTD 42916QTD 42825QTD 42460QTD 42185QTD 43465YTD 43100YTD Period end date 43465 43373 43281 43190 43100 43465 43100 Quarter 4 Days in Year 365 365 365 365 365 365 365 Days in Quarter 92 92 91 90 92 365 365 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2018 2018 2018 2018 2017 2018 2017 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 $51,130 $35,446 Gain on sale of subsidiary 0 0 0 -1,071 0 -1,071 ,-20,860 Manual Adj Incremental bonus related to transaction 0 0 0 0 0 0 4,814 Transaction related costs 0 5,871 1,094 0 1,688 6,965 2,013 Tax effect of adjustments 0 -1,392 -,257 248.36490000000001 -,601 -1,401 5,153 Adjusted net income available to common stockholders $18,085 $13,454 $13,029 $11,055.3649 $7,198 $55,623 $26,566 Manual Adj Dilutive effect of convertible preferred stock 0 195 193 190 194 578 774 Adjusted net income available to common stockholders - diluted $18,085 $13,649 $13,222 $11,245.3649 $7,392 $56,201 $27,340 Diluted_Shrs Weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 25,480,513 20,000,288 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 25,480,513 20,000,288 YTD YTD Adjusted diluted earnings per common share $0.67 $0.51 $0.5 $0.52 $0.34 $2.21 $1.37 $0 $0 $2.9895522904492822E-3 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 $51,130 $35,446 AvgTangEq Average tangible common equity ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 ,429,744.59731205588 ,283,560.764185048 Return on average tangible common equity 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 7.3286930780113405E-2 0.11897764467501223 0.12500318971093055 Adjusted efficiency ratio: Net interest income $64,881 $61,782 $53,257 $47,130 $45,796 $,227,050 $,155,684 Non-interest income 6,794 6,059 4,945 5,172 3,998 22,970 40,656 Operating revenue 71,675 67,841 58,202 52,302 49,794 ,250,020 ,196,340 Manual Adj Gain on sale of subsidiary 0 0 0 -1,071 0 -1,071 ,-20,860 Adjusted operating revenue $71,675 $67,841 $58,202 $51,231 $49,794 $,248,949 $,175,480 Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 $,167,353 $,123,614 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -5,871 -1,094 0 -1,688 -6,965 -2,013 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 $,160,388 $,116,787 Adjusted efficiency ratio 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 0.63346989597140213 0.64426047102016881 0.66552883519489403 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 $,167,353 $,123,614 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -5,871 -1,094 0 -1,688 -6,965 -2,013 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 $,160,388 $,116,787 Total non-interest income $6,794 $6,059 $4,945 $5,172 $3,998 $22,970 $40,656 Gain on sale of subsidiary 0 0 0 -1,071 0 -1,071 ,-20,860 Adjusted non-interest income $6,794 $6,059 $4,945 $4,101 $3,998 $21,899 $19,796 Adjusted net non-interest expenses $40,168 $37,016 $31,364 $29,941 $27,545 $,138,489 $96,991 AvgAssets Average total assets $4,488,918 $4,060,560 $3,628,960 $3,410,883 $3,181,697 $3,900,728 $2,844,916 CHECK ROUNDING $4,488,918 $4,488,918 Adjusted net non-interest expense to average assets ratio 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 3.5503372703761964E-2 3.40927464993694E-2 Total stockholders' equity $,636,607 $,616,641 $,607,225 $,402,944 $,391,698 $,636,607 $,391,698 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference 0 -9,658 -9,658 -9,658 -9,658 0 -9,658 Total common stockholders' equity ,636,607 ,606,983 ,597,567 ,393,286 ,382,040 ,636,607 ,382,040 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 -,199,417 ,-63,778 Tangible common stockholders' equity $,437,190 $,405,141 $,479,790 $,329,363 $,318,262 $,437,190 $,318,262 Common shares outstanding, end of period Common shares outstanding 26,949,936 26,279,761 26,260,785 20,824,509 20,820,445 26,949,936 20,820,445 Tangible book value per share $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 $15.28603255117746 $16.22230197503994 $15.28603255117746 Total assets at end of period $4,559,779 $4,537,102 $3,794,631 $3,405,010 $3,499,033 $4,559,779 $3,499,033 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 -,199,417 ,-63,778 Adjusted total assets at period end $4,360,362 $4,335,260 $3,676,854 $3,341,087 $3,435,255 $4,360,362 $3,435,255 Tangible common stockholders' equity ratio 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 0.10026461105752228 9.2645815230601516E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2018 2018 2018 2018 2017 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 Gain on sale of subsidiary 0 0 0 -1,071 0 Incremental bonus related to transaction 0 0 0 0 0 Transaction related costs 0 5,871 1,094 0 1,688 Tax effect of adjustments 0 -1,392 -,257 248.36490000000001 -,601 Adjusted net income available to common stockholders $18,085 $13,454 $13,029 $11,055.3649 $7,198 Dilutive effect of convertible preferred stock 0 195 193 190 194 Adjusted net income available to common stockholders - diluted $18,085 $13,649 $13,222 $11,245.3649 $7,392 Weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 Adjusted diluted earnings per common share $0.67 $0.51 $0.5 $0.52 $0.34 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 Average tangible common equity ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 Return on average tangible common equity 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 7.3286930780113405E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2018 2018 2018 2018 2017 Adjusted efficiency ratio: Net interest income $64,881 $61,782 $53,257 $47,130 $45,796 Non-interest income 6,794 6,059 4,945 5,172 3,998 Operating revenue 71,675 67,841 58,202 52,302 49,794 Gain on sale of subsidiary 0 0 0 -1,071 0 Adjusted operating revenue $71,675 $67,841 $58,202 $51,231 $49,794 Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 Transaction related costs 0 -5,871 -1,094 0 -1,688 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 Adjusted efficiency ratio 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 0.63346989597140213 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 Transaction related costs 0 -5,871 -1,094 0 -1,688 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 Total non-interest income $6,794 $6,059 $4,945 $5,172 $3,998 Gain on sale of subsidiary 0 0 0 -1,071 0 Adjusted non-interest income $6,794 $6,059 $4,945 $4,101 $3,998 Adjusted net non-interest expenses $40,168 $37,016 $31,364 $29,941 $27,545 Average total assets 4,488,918 4,060,560 3,628,960 3,410,883 3,181,697 Adjusted net non-interest expense to average assets ratio 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2018 2018 2018 2018 2017 Total stockholders' equity $,636,607 $,616,641 $,607,225 $,402,944 $,391,698 Preferred stock liquidation preference 0 -9,658 -9,658 -9,658 -9,658 Total common stockholders' equity ,636,607 ,606,983 ,597,567 ,393,286 ,382,040 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 Tangible common stockholders' equity $,437,190 $,405,141 $,479,790 $,329,363 $,318,262 Common shares outstanding at end of period 26,949,936 26,279,761 26,260,785 20,824,509 20,820,445 Tangible book value per share $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 $15.28603255117746 Total assets at end of period $4,559,779 $4,537,102 $3,794,631 $3,405,010 $3,499,033 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 Adjusted total assets at period end $4,360,362 $4,335,260 $3,676,854 $3,341,087 $3,435,255 Tangible common stockholders' equity ratio 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended December 31, 2018 December 31, 2018 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Loan Discount Accretion Net interest income $64,881 Provision for loan losses $1,910 Int_Inc_Discount_Loans $1,411 Average total assets 4,488,918 Average total assets 4,488,918 Int_Inc_Discount_Factored_Rec $0 Net interest income to average assets 5.7299999999999997E-2 Credit costs to average assets 1.6999999999999999E-3 Net noninterest expense to average total assets: Taxes to average total assets: Total noninterest expense $46,962 Income tax expense $4,718 Transaction related costs 0 Tax effect of adjustments 0 Adjusted noninterest expense 46,962 Adjusted tax expense 4,718 Total noninterest income 6,794 Average total assets 4,488,918 Net noninterest expense $40,168 Taxes to average assets 4.0999999999999995E-3 Average total assets 4,488,918 Net noninterest expense to average assets ratio 3.5499999999999997E-2 Return on average total assets: Net interest income to average assets 5.73% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio -3.55% Net interest income $64,881 Pre-provision net revenue to average assets 2.18% Adjusted net noninterest expense ,-40,168 Credit costs to average assets -0.17% Pre-provision net revenue $24,713 Taxes to average assets -0.41% Average total assets 4,488,918 Return on average assets 1.6E-2 Pre-provision net revenue to average assets 2.18E-2 MANUAL ADJ FOR ROUNDING 0 0 $ Amount 1.6335534541597752E-5 Discount Accretion #REF!

NON-GAAP FINANCIAL RECONCILIATION PAGE 43465QTD 42916QTD 42825QTD 42460QTD 42185QTD 43465YTD 43100YTD Period end date 43465 43373 43281 43190 43100 43465 43100 Quarter 4 Days in Year 365 365 365 365 365 365 365 Days in Quarter 92 92 91 90 92 365 365 As of and for the Three Months Ended As of and for the Years Ended (Dollars in thousands, December 31, September 30, June 30, March 31, December 31, December 31, December 31, except per share amounts) 2018 2018 2018 2018 2017 2018 2017 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 $51,130 $35,446 Gain on sale of subsidiary 0 0 0 -1,071 0 -1,071 ,-20,860 Manual Adj Incremental bonus related to transaction 0 0 0 0 0 0 4,814 Transaction related costs 0 5,871 1,094 0 1,688 6,965 2,013 Tax effect of adjustments 0 -1,392 -,257 248.36490000000001 -,601 -1,401 5,153 Adjusted net income available to common stockholders $18,085 $13,454 $13,029 $11,055.3649 $7,198 $55,623 $26,566 Manual Adj Dilutive effect of convertible preferred stock 0 195 193 190 194 578 774 Adjusted net income available to common stockholders - diluted $18,085 $13,649 $13,222 $11,245.3649 $7,392 $56,201 $27,340 Diluted_Shrs Weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 25,480,513 20,000,288 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 25,480,513 20,000,288 YTD YTD Adjusted diluted earnings per common share $0.67 $0.51 $0.5 $0.52 $0.34 $2.21 $1.37 $0 $0 $2.9895522904492822E-3 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 $51,130 $35,446 AvgTangEq Average tangible common equity ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 ,429,744.59731205588 ,283,560.764185048 Return on average tangible common equity 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 7.3286930780113405E-2 0.11897764467501223 0.12500318971093055 Adjusted efficiency ratio: Net interest income $64,881 $61,782 $53,257 $47,130 $45,796 $,227,050 $,155,684 Non-interest income 6,794 6,059 4,945 5,172 3,998 22,970 40,656 Operating revenue 71,675 67,841 58,202 52,302 49,794 ,250,020 ,196,340 Manual Adj Gain on sale of subsidiary 0 0 0 -1,071 0 -1,071 ,-20,860 Adjusted operating revenue $71,675 $67,841 $58,202 $51,231 $49,794 $,248,949 $,175,480 Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 $,167,353 $,123,614 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -5,871 -1,094 0 -1,688 -6,965 -2,013 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 $,160,388 $,116,787 Adjusted efficiency ratio 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 0.63346989597140213 0.64426047102016881 0.66552883519489403 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 $,167,353 $,123,614 Incremental bonus related to transaction 0 0 0 0 0 0 -4,814 Manual Adj Transaction related costs 0 -5,871 -1,094 0 -1,688 -6,965 -2,013 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 $,160,388 $,116,787 Total non-interest income $6,794 $6,059 $4,945 $5,172 $3,998 $22,970 $40,656 Gain on sale of subsidiary 0 0 0 -1,071 0 -1,071 ,-20,860 Adjusted non-interest income $6,794 $6,059 $4,945 $4,101 $3,998 $21,899 $19,796 Adjusted net non-interest expenses $40,168 $37,016 $31,364 $29,941 $27,545 $,138,489 $96,991 AvgAssets Average total assets $4,488,918 $4,060,560 $3,628,960 $3,410,883 $3,181,697 $3,900,728 $2,844,916 CHECK ROUNDING $4,488,918 $4,488,918 Adjusted net non-interest expense to average assets ratio 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 3.5503372703761964E-2 3.40927464993694E-2 Total stockholders' equity $,636,607 $,616,641 $,607,225 $,402,944 $,391,698 $,636,607 $,391,698 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference 0 -9,658 -9,658 -9,658 -9,658 0 -9,658 Total common stockholders' equity ,636,607 ,606,983 ,597,567 ,393,286 ,382,040 ,636,607 ,382,040 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 -,199,417 ,-63,778 Tangible common stockholders' equity $,437,190 $,405,141 $,479,790 $,329,363 $,318,262 $,437,190 $,318,262 Common shares outstanding, end of period Common shares outstanding 26,949,936 26,279,761 26,260,785 20,824,509 20,820,445 26,949,936 20,820,445 Tangible book value per share $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 $15.28603255117746 $16.22230197503994 $15.28603255117746 Total assets at end of period $4,559,779 $4,537,102 $3,794,631 $3,405,010 $3,499,033 $4,559,779 $3,499,033 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 -,199,417 ,-63,778 Adjusted total assets at period end $4,360,362 $4,335,260 $3,676,854 $3,341,087 $3,435,255 $4,360,362 $3,435,255 Tangible common stockholders' equity ratio 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 0.10026461105752228 9.2645815230601516E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2018 2018 2018 2018 2017 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 Gain on sale of subsidiary 0 0 0 -1,071 0 Incremental bonus related to transaction 0 0 0 0 0 Transaction related costs 0 5,871 1,094 0 1,688 Tax effect of adjustments 0 -1,392 -,257 248.36490000000001 -,601 Adjusted net income available to common stockholders $18,085 $13,454 $13,029 $11,055.3649 $7,198 Dilutive effect of convertible preferred stock 0 195 193 190 194 Adjusted net income available to common stockholders - diluted $18,085 $13,649 $13,222 $11,245.3649 $7,392 Weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 21,518,468.597826086 Adjusted diluted earnings per common share $0.67 $0.51 $0.5 $0.52 $0.34 Net income available to common stockholders $18,085 $8,975 $12,192 $11,878 $6,111 Average tangible common equity ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 ,330,819.26071665203 Return on average tangible common equity 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 7.3286930780113405E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2018 2018 2018 2018 2017 Adjusted efficiency ratio: Net interest income $64,881 $61,782 $53,257 $47,130 $45,796 Non-interest income 6,794 6,059 4,945 5,172 3,998 Operating revenue 71,675 67,841 58,202 52,302 49,794 Gain on sale of subsidiary 0 0 0 -1,071 0 Adjusted operating revenue $71,675 $67,841 $58,202 $51,231 $49,794 Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 Transaction related costs 0 -5,871 -1,094 0 -1,688 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 Adjusted efficiency ratio 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 0.63346989597140213 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $46,962 $48,946 $37,403 $34,042 $33,231 Transaction related costs 0 -5,871 -1,094 0 -1,688 Adjusted non-interest expenses $46,962 $43,075 $36,309 $34,042 $31,543 Total non-interest income $6,794 $6,059 $4,945 $5,172 $3,998 Gain on sale of subsidiary 0 0 0 -1,071 0 Adjusted non-interest income $6,794 $6,059 $4,945 $4,101 $3,998 Adjusted net non-interest expenses $40,168 $37,016 $31,364 $29,941 $27,545 Average total assets 4,488,918 4,060,560 3,628,960 3,410,883 3,181,697 Adjusted net non-interest expense to average assets ratio 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 3.4347014652325744E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2018 2018 2018 2018 2017 Total stockholders' equity $,636,607 $,616,641 $,607,225 $,402,944 $,391,698 Preferred stock liquidation preference 0 -9,658 -9,658 -9,658 -9,658 Total common stockholders' equity ,636,607 ,606,983 ,597,567 ,393,286 ,382,040 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 Tangible common stockholders' equity $,437,190 $,405,141 $,479,790 $,329,363 $,318,262 Common shares outstanding at end of period 26,949,936 26,279,761 26,260,785 20,824,509 20,820,445 Tangible book value per share $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 $15.28603255117746 Total assets at end of period $4,559,779 $4,537,102 $3,794,631 $3,405,010 $3,499,033 Goodwill and other intangibles -,199,417 -,201,842 -,117,777 ,-63,923 ,-63,778 Adjusted total assets at period end $4,360,362 $4,335,260 $3,676,854 $3,341,087 $3,435,255 Tangible common stockholders' equity ratio 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 9.2645815230601516E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended December 31, 2018 December 31, 2018 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Loan Discount Accretion Net interest income $64,881 Provision for loan losses $1,910 Int_Inc_Discount_Loans $1,411 Average total assets 4,488,918 Average total assets 4,488,918 Int_Inc_Discount_Factored_Rec $0 Net interest income to average assets 5.7299999999999997E-2 Credit costs to average assets 1.6999999999999999E-3 Net noninterest expense to average total assets: Taxes to average total assets: Total noninterest expense $46,962 Income tax expense $4,718 Total noninterest income 6,794 Average total assets 4,488,918 Net noninterest expense $40,168 Taxes to average assets 4.0999999999999995E-3 MANUAL ADJ FOR ROUNDING Average total assets 4,488,918 Net noninterest expense to average assets ratio 3.5499999999999997E-2 Return on average total assets: Net interest income to average assets 5.73% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio -3.55% Net interest income $64,881 Pre-provision net revenue to average assets 2.18% CHANGE LABEL TO ADJUSTED WHEN THERE IS A CORE RATIO Adjusted net noninterest expense Adjusted net noninterest expense ,-40,168 Credit costs to average assets -0.17% Pre-provision net revenue $24,713 Taxes to average assets -0.41% Average total assets 4,488,918 Return on average assets 1.6E-2 Pre-provision net revenue to average assets 2.18E-2 MANUAL ADJ FOR ROUNDING 0 0 $ Amount 1.6335534541597752E-5 Discount Accretion #REF!

Appendix

FACTORING 101


Client
Account Debtor
TRIUMPH
BUSINESS CAPITAL
(Factor)

Triumph Business Capital Economics:

1. Our client performs services for the account debtor.
2. The client generates an invoice for $1,000 payable in 30 days.
3. The client sells the invoice to Triumph (factor), who pays the client $900 ($1,000 less a 10% cash reserve or "holdback").
4. Triumph employs $900 of funds to acquire the invoice. We charge a 2.5% discount fee ($25), which reflects a ~2.8% yield on the actual funds employed. Assuming a similarly sized invoice, with the client, was collected ("turned") every 36 days (or ~10 times per year) Triumph's annualized yield on the $900 of Net Funds Employed is ~28% ($25 fee * 10 purchases annually / $900).
5. When the invoice is collected, the 10% holdback less our fee is paid to the client.

What is factoring?

- Factoring is one of the oldest forms of finance.
- Factoring is a financial transaction in which a business *sells* its accounts receivable to a third party (factor) at a discount. A business typically factors its receivable assets to meet its present and immediate cash needs. The transaction is a purchase, not a loan.

What is the market?

- Factoring industry data is limited. Based on IFA* studies and discussions with industry experts, we estimate the market, excluding traditional factoring (textiles, furniture, etc.), at ~$120B in annual purchases.
  - Given these estimates, we assume transportation factoring is 45-50% of that market or approximately $60mm.
    - We represent ~5% of the total market and ~10% of the transportation market.
    - We are among the 3 largest discount transportation factors and in the top 10 overall of discount factors.

Who are our clients?

- Our typical client has limited financial systems.
- We factor clients with historical losses, little (if any) net worth, early stage (less than 3 years activity) businesses, turnarounds and restructurings.

Who is Triumph Business Capital?

- We are a highly specialized factor in the transportation space factoring 3 groups of clients:
  - Recourse trucking
  - Non-recourse trucking (owner / operators)
  - Freight brokers
  - Other industry verticals
    - Similar collateral and portfolio servicing characteristics (staffing, warehousing, etc.)

*IFA is the International Factoring Association and can be found at http://www.factoring.org

TRIUMPH
PAGE 21

TRIUMPHPAY 101



(Client) Broker
1 Approved Invoice
QuickPay
2 Yes
Pay Carrier $1,980
24h
TRIUMPH PAY
No
5
Pay Carrier $2,000
21
3 TBC drafts $2,000 from Broker
20
$10 Revenue Share Paid Monthly
4
TRIUMPH BUSINESS CAPITAL

What is TriumphPay?

TriumphPay is a reverse factoring product that connects our proprietary payment processing system with a broker or third party logistics' (3PL) transportation management and accounting system to facilitate payments to carriers, provide improved liquidity options to clients, and generate enhanced revenue opportunities for both TBK and the client through QuickPay programs.

What is the market?

Based on our analysis of the third party logistics/broker portion of the for-hire trucking market, we estimate the market to be **~$170 billion**.

Who is the Customer?

Large and mid-sized freight brokers and 3PL firms who are suffering from factor fatigue, desire enhanced liquidity options and expanded revenue opportunities.

TriumphPay Economics:

1. Client approves invoice for $2,000. Payment terms are 21 days.
2. Carrier opts for QuickPay. Triumph pays the carrier $1,980 same day or next day. The $20 difference represents the QuickPay fee. In this example arrangement, that fee is then split between the broker and Triumph, $10 each.
3. At day 20, Triumph drafts $2,000 from the broker.
4. The $10 fee retained by Triumph equates to an annualized yield of 9.2% ($10 fee / $1,980 advanced x 365 days / 20 days).

No QuickPay

5. If the carrier declines to use QuickPay, at day 20 Triumph drafts $2,000 from Broker. Triumph then pays the Carrier on day 21. One day float to Triumph.

TRIUMPH PAGE 22